UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2017

MITEL NETWORKS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Canada	001-34699	98-0621254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Legget Drive

Ottawa, Ontario K2K 2W7

(Address of Principal Executive Offices) (Zip Code)

(613) 592-2122

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 27, 2017, Mitel Networks Corporation (“Mitel”) filed a Current Report on Form 8-K (the “Form 8-K”) reporting, among other things, that it had completed its acquisition of ShoreTel, Inc. (“ShoreTel”), in accordance with the terms of an Agreement and Plan of Merger, dated as of July 26, 2017, that it entered into with ShoreTel, a Delaware corporation, Mitel US Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Mitel (“Parent”), and Shelby Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (the “ShoreTel Acquisition”).

Mitel is filing this Amendment No. 1 to its Form 8-K, in order to provide the financial statements required by Item 9.01 to Form 8-K with respect to the ShoreTel Acquisition.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The consolidated balance sheets of ShoreTel and its subsidiaries as of June 30, 2017 and 2016, and the related consolidated statements of operations, comprehensive loss, stockholders’ equity, and cash flows for each of the three-years in the period ended June 30, 2017, and the notes related thereto, and the auditor’s report thereon, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Mitel, together with the notes thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference, including:

i.	the unaudited pro forma condensed combined statement of income for the year ended December 31, 2016; and

ii.	the unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2017.

(c)	Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	The consolidated balance sheets of ShoreTel, Inc. and its subsidiaries as of June 30, 2017 and 2016 and the related consolidated statements of operations, comprehensive loss, stockholders’ equity, and cash flows for each of the three-years in the period ended June 30, 2017, and the notes related thereto, and the auditor’s report thereon (incorporated by reference to Item 8 of ShoreTel, Inc.’s Annual Report on Form 10-K for the year ended June 30, 2017, filed with the Securities and Exchange Commission on September 8, 2017).

99.2	The unaudited pro forma condensed combined statement of income for the year ended December 31, 2016 and for the nine months ended September 30, 2017, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2017

MITEL NETWORKS CORPORATION

By:	/s/ Greg Hiscock
Name:	Greg Hiscock
Title:	General Counsel & Corporate Secretary

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